UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2022

Date of reporting period:	June 1, 2021 – November 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Risk Allocation Fund

Semiannual report
11 | 30 | 21

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PDREX

Putnam
Dynamic Risk
Allocation Fund

Semiannual report
11 | 30 | 21

Message from the Trustees

January 10, 2022

Dear Fellow Shareholder:

In 2021, the stock market had another above-average year as corporate earnings rose. Bonds, on the other hand, had a subpar year amid higher inflation. The asset class is now adjusting to the U.S. Federal Reserve’s November decision to begin tapering its bond purchases.

The Covid-19 pandemic began nearly two years ago, and the emergence of new variants remains a concern. Fortunately, many companies have demonstrated the ability to adapt to this challenge and helped propel an economic recovery. Overall, we believe the economy will be supportive for financial markets in 2022. We expect U.S. gross domestic product to continue to grow this year, which should provide an encouraging backdrop for stocks as well as corporate, mortgage-backed, and municipal bonds.

Putnam investment professionals are actively managing your fund. They are analyzing potential investments, fundamental strengths, and risks, as the firm has done for more than 80 years. Their comments can be found in the interview section of this report.

As always, thank you for investing with Putnam.

Traditional balanced funds can be unbalanced in terms of risk. Instead of balancing stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

2 Dynamic Risk Allocation Fund

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a three-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund’s portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

Dynamic Risk Allocation Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 5 and pages 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management. As of September 1, 2020, the composition of the Putnam Dynamic Risk Allocation Blended Index is 60% the MSCI World Index (ND) and 40% the FTSE World Government Bond Index. Prior to September 1, 2020, the Putnam Dynamic Risk Allocation Blended Index was comprised of 50% the MSCI World Index (ND), 40% the Bloomberg Global Aggregate Bond Index, and 10% the S&P GSCI.

4 Dynamic Risk Allocation Fund

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/21. See page 4 and pages 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Dynamic Risk Allocation Fund 5

How were market conditions during the six-month period?

Global financial markets had mixed results during the six-month period. Stocks were buoyed by a recovering economy, the lifting of mobility restrictions in many countries, and fiscal stimulus. However, risks including higher inflation, rising interest rates, China’s weaker economy, and Covid-19 variants percolated through the markets. For the six-month reporting period, the S&P 500 Index — a broad measure of U.S. stock performance — gained 9.38%. The MSCI World Index [ND], a broad measure of equity securities from developed countries, rose 4.76%.

In early November, Federal Reserve Chair Jerome Powell said the central bank would begin scaling back its monthly bond purchases. He added that Fed officials can be patient on raising interest rates and that tapering bond purchases does not signal higher rates any time soon. Other global central banks are also scaling back stimulus measures. The European Central Bank’s flagship pandemic bond-buying program is due to expire in March 2022. The rate-sensitive Bloomberg U.S. Aggregate Bond

6 Dynamic Risk Allocation Fund

Allocations are shown as a percentage of the fund’s net assets as of 11/30/21. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations include the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities and may result in negative weights. Holdings and allocations may vary over time.

The negative U.S. money markets percentage reflects leverage utilized to establish the desired capital and risk allocations within the portfolio.

Index, a measure of investment-grade [IG] corporate bonds, rose 1.02% for the period.

At the end of November, fresh concerns about the Omicron variant of Covid-19 pushed markets back into risk-off sentiment. Bonds gained as investors sought safe-haven investments. As a result, the yield on the benchmark 10-year U.S. Treasury note fell to 1.43% at the end of November 2021 after rallying to as high as 1.68% in October 2021.

How did the fund perform in this environment?

For the six-month reporting period, the fund declined 0.54%. The fund underperformed the custom benchmark, the Putnam Dynamic Risk Allocation Blended Index, which gained 1.86%.

What investment decisions influenced the funds’ performance during the period?

Overall, our asset allocation decisions aided performance. The portfolio benefited most from equity positioning during the period. The equity position ranged from modestly overweight to overweight relative to the policy portfolio [or the starting allocation around which we make active decisions] before we moved the position to neutral at the end of August.

In fixed income, our modest underweight position to interest-rate risk relative to the policy portfolio led to a slight loss. A modest tactical long position to credit risk contributed a small gain. We removed this position at the end of August. A tactical long position to commodity risk was slightly additive. We eliminated this position in mid-August.

Active implementation detracted from performance over the six-month period. Strategic global macroeconomic trades were the primary source of weakness. Our quantitative international equity strategy was slightly additive.

How did the fund use derivatives during the period?

The fund used purchased and written options to hedge duration and convexity, isolate prepayment risk, gain exposure to interest rates, hedge against changes in values of securities it owns, owned, or expects to own, hedge

Dynamic Risk Allocation Fund 7

prepayment risk, generate additional income for the portfolio, enhance returns on securities owned, gain exposure to securities, and to manage downside risks. The fund used futures to manage exposure to market risk, hedge prepayment risk, hedge interest-rate risk, gain exposure to interest rates, and equitize cash.

The fund used forward currency contracts to hedge foreign exchange risk and to gain exposure to currencies. The fund used total return swaps to hedge sector exposure, manage exposure to specific sectors or industries, manage exposure to specific securities, gain exposure to a basket of securities, gain exposure to specific markets or countries, gain exposure to specific sectors or industries, and generate additional income for the portfolio.

The fund used interest-rate swaps to hedge interest-rate risk, gain exposure on interest rates, and to hedge prepayment risk. The fund used credit default swaps to hedge credit risk, hedge market risk, and to gain exposure on individual names and/or baskets of securities.

What is your near-term outlook for the markets?

Despite recent volatility, financial markets have recovered significantly this year. The stimulative monetary and fiscal policy backdrop among the Group of Ten [G-10] advanced countries, historically strong earnings, positive economic data, and ample liquidity fueled the performance of financial markets. While we remain optimistic

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

8 Dynamic Risk Allocation Fund

about the recovery, we anticipate more volatility ahead due to the uncertainties around new Covid-19 variants, central bank policy, and inflation. In late November, Fed Chair Powell said the strength of growth and inflationary pressures could lead the bank to begin tapering its economic stimulus earlier and faster than expected.

Given the current environment, our outlook for equities is neutral. This view is supported by what we view as a move past peak earnings growth, and increased expectations for a shift in central bank policy. While we maintain a positive disposition toward equities, we feel risks have become more balanced.

In fixed income, our outlook on credit is neutral. Given that spreads have been hovering at the tight end of their recent range, and volatility and defaults are extremely low, we expect an uptick in volatility and thus a lower risk-adjusted return as opposed to a substantial widening in spreads. Additionally, fund flows into high-yield bonds have recently reversed the strong inflow trend from last year. Our outlook on rate-sensitive fixed income is slightly bearish. Real yields are still exceptionally low, and we expect that U.S. monetary policy is likely to only move in one direction from here. Furthermore, global benchmark yields have moved off their recent lows.

Our view with respect to commodities is neutral. Despite OPEC+ continuing to taper cuts, many factors have contributed to a sustained supply deficit, including U.S. producer constraints and what has been broadly perceived as a lack of progress in Iranian negotiations. Against this backdrop, we continue to have conviction in our investment strategies.

Thank you, Jason, for your time and insights today.

Allocations are shown as a percentage of the fund’s net assets as of 11/30/21. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

Dynamic Risk Allocation Fund 9

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

10 Dynamic Risk Allocation Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/19/11)
Before sales charge	3.22%	37.85%	3.26%	15.73%	2.96%	6.93%	2.26%	–1.26%	–0.54%
After sales charge	2.62	29.92	2.65	9.07	1.75	0.78	0.26	–6.94	–6.26
Class B (9/19/11)
Before CDSC	2.61	29.91	2.65	11.34	2.17	4.53	1.49	–2.02	–0.93
After CDSC	2.61	29.91	2.65	9.34	1.80	1.53	0.51	–6.92	–5.88
Class C (9/19/11)
Before CDSC	2.61	29.84	2.65	11.38	2.18	4.62	1.52	–2.02	–0.93
After CDSC	2.61	29.84	2.65	11.38	2.18	4.62	1.52	–3.00	–1.92
Class R (9/19/11)
Net asset value	2.96	34.54	3.01	14.28	2.71	6.22	2.03	–1.52	–0.63
Class R6 (7/2/12)
Net asset value	3.60	42.93	3.64	17.93	3.35	8.19	2.66	–0.90	–0.36
Class Y (9/19/11)
Net asset value	3.49	41.39	3.52	17.19	3.22	7.82	2.54	–0.99	–0.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Dynamic Risk Allocation Fund 11

Comparative index returns For periods ended 11/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Putnam Dynamic
Risk Allocation	6.17%	81.74%	6.16%	51.60%	8.68%	33.49%	10.11%	10.38%	1.86%
Blended Index*
Lipper Alternative
Global Macro Funds	4.28	60.78	4.35	33.02	5.60	22.50	6.80	7.93	–0.66
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management. As of September 1, 2020, the composition of the Putnam Dynamic Risk Allocation Blended Index is 60% the MSCI World Index (ND) and 40% the FTSE World Government Bond Index. Prior to September 1, 2020, the Putnam Dynamic Risk Allocation Blended Index was comprised of 50% the MSCI World Index (ND), 40% the Bloomberg Global Aggregate Bond Index, and 10% the S&P GSCI.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/21, there were 202, 202, 189, 174, 119, and 115 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/21

	Class A		Class B	Class C	Class R	Class R6	Class Y
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
5/3/21	$11.02	$11.69	$10.75	$10.79	$11.06	$11.03	$11.06
11/30/21	10.96	11.63	10.65	10.69	10.99	10.99	11.02

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

12 Dynamic Risk Allocation Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/19/11)
Before sales charge	3.40%	40.30%	3.44%	15.61%	2.94%	14.49%	4.61%	–1.23%	0.63%
After sales charge	2.81	32.23	2.83	8.96	1.73	7.91	2.57	–6.91	–5.15
Class B (9/19/11)
Before CDSC	2.79	32.11	2.82	11.45	2.19	11.94	3.83	–1.89	0.37
After CDSC	2.79	32.11	2.82	10.18	1.96	9.97	3.22	–4.85	–2.66
Class C (9/19/11)
Before CDSC	2.80	32.03	2.82	11.37	2.18	11.94	3.83	–1.96	0.29
After CDSC	2.80	32.03	2.82	11.37	2.18	11.94	3.83	–2.56	–0.32
Class R (9/19/11)
Net asset value	3.15	36.94	3.19	14.29	2.71	13.66	4.36	–1.44	0.59
Class R6 (7/2/12)
Net asset value	3.79	45.55	3.83	18.01	3.37	15.86	5.03	–0.85	0.84
Class Y (9/19/11)
Net asset value	3.67	43.91	3.71	17.15	3.22	15.36	4.88	–0.99	0.79

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 5/31/21*	1.18%	1.93%	1.93%	1.43%	0.76%	0.93%
Total annual operating expenses for the
fiscal year ended 5/31/21	1.53%	2.28%	2.28%	1.78%	1.11%	1.28%
Annualized expense ratio for the
six-month period ended 11/30/21	1.16%	1.91%	1.91%	1.41%	0.75%	0.91%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/22.

Dynamic Risk Allocation Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/21 to 11/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.80	$9.53	$9.53	$7.05	$3.75	$4.55
Ending value (after expenses)	$994.60	$990.70	$990.70	$993.70	$996.40	$996.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/21, use the following calculation method. To find the value of your investment on 6/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.87	$9.65	$9.65	$7.13	$3.80	$4.61
Ending value (after expenses)	$1,019.25	$1,015.49	$1,015.49	$1,018.00	$1,021.31	$1,020.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

14 Dynamic Risk Allocation Fund

Consider these risks before investing

Emerging market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise.

Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. International investing involves currency, economic, and political risks. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Dynamic Risk Allocation Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

FTSE® World Government Bond Index measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

16 Dynamic Risk Allocation Fund

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management. As of September 1, 2020, the index comprises 60% the MSCI World Index (ND) and 40% the FTSE World Government Bond Index. Prior to September 1, 2020, the index was comprised of 50% the MSCI World Index (ND), 40% the Bloomberg Global Aggregate Bond Index, and 10% the S&P GSCI.

S&P 500® Index is an unmanaged index of common stock performance.

S&P GSCI® is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices.

Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the FTSE Indexes. FTSE® is a trademark of FTSE Russell.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Dynamic Risk Allocation Fund 17

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2021, Putnam employees had approximately $565,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Dynamic Risk Allocation Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

Dynamic Risk Allocation Fund 19

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. However, in the case of your fund, both expense limitations applied during its fiscal year ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least September 30, 2022. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.70% of its average net assets through at least September 30, 2022. During its fiscal year ending in 2020, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and

20 Dynamic Risk Allocation Fund

the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees

Dynamic Risk Allocation Fund 21

noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Alternative Global Macro Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	4th
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 207, 198 and 181 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year and three-year periods ended December 31, 2020 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance was primarily driven by the fund’s strategic exposure to commodities in a peer universe with limited commodities exposure, noting that commodities significantly underperformed as an asset class over the one-year and there-year periods. The Trustees noted Putnam Management’s observation that the fund’s portfolio management team determined, based on its updated research regarding strategic commodity allocations, to eliminate the fund’s strategic allocation to commodities and to remove the allocation to commodities in the fund’s custom performance benchmark. The Trustees further noted that these changes had been made in the second half of 2020 and that the fund continued to use commodities tactically. The Trustees also considered Putnam Management’s view that low volatility security selection was a negative contributor to the fund’s performance over the one-year and three-year periods ended December 31, 2020, noting that low volatility stocks did not outperform on a risk-adjusted basis and that equity market drawdowns did not last long enough to benefit the fund’s protective options contracts.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds

22 Dynamic Risk Allocation Fund

have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Risk Allocation Fund 23

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Dynamic Risk Allocation Fund

The fund’s portfolio 11/30/21 (Unaudited)

COMMON STOCKS (9.2%)*	Shares	Value
Basic materials (0.9%)
Anglo American PLC (United Kingdom)	442	$16,180
Arkema SA (France)	54	7,061
BHP Group PLC (United Kingdom)	644	17,636
BlueScope Steel, Ltd. (Australia)	625	8,513
Brenntag AG (Germany)	22	1,888
Compagnie De Saint-Gobain (France)	294	18,622
Covestro AG (Germany)	237	13,394
CRH PLC (Ireland)	255	12,413
Eiffage SA (France)	75	6,959
Holcim, Ltd. (Switzerland)	272	13,124
LANXESS AG (Germany)	58	3,374
Rio Tinto PLC (United Kingdom)	301	18,533
Shin-Etsu Chemical Co., Ltd. (Japan)	100	16,719
		154,416
Capital goods (0.5%)
Atlas Copco AB Class A (Sweden)	51	3,125
CNH Industrial NV (United Kingdom)	973	16,146
Daikin Industries, Ltd. (Japan)	100	20,312
GEA Group AG (Germany)	78	3,958
Koito Manufacturing Co., Ltd. (Japan)	100	5,742
Legrand SA (France)	178	19,460
Sandvik AB (Sweden)	697	17,235
		85,978
Communication services (0.3%)
Deutsche Telekom AG (Germany)	1,112	19,664
KDDI Corp. (Japan)	700	20,387
Koninklijke KPN NV (Netherlands)	2,888	8,515
		48,566
Consumer cyclicals (1.4%)
Adecco Group AG (Switzerland)	34	1,577
Aristocrat Leisure, Ltd. (Australia)	341	10,538
Berkeley Group Holdings PLC (The) (United Kingdom)	77	4,375
Brambles, Ltd. (Australia)	986	6,982
CIE Generale Des Etablissements Michelin SCA (France)	38	5,613
CK Hutchison Holdings, Ltd. (Hong Kong)	1,000	6,264
Daiwa House Industry Co., Ltd. (Japan)	300	8,766
Evolution AB (Sweden)	31	3,249
Genting Singapore, Ltd. (Singapore)	6,100	3,457
GVC Holdings PLC (United Kingdom) †	531	11,740
Hermes International (France)	15	28,127
Industria de Diseno Textil SA (Inditex) (Spain)	191	6,018
La Francaise des Jeux SAEM (France)	66	3,057
LVMH Moet Hennessy Louis Vuitton SA (France)	10	7,763
Nitori Holdings Co., Ltd. (Japan)	100	15,893
Pandora A/S (Denmark)	78	9,675
Porsche Automobil Holding SE (Preference) (Germany)	117	9,838
Publicis Groupe SA (France)	83	5,379
SEB SA (France)	22	3,266

Dynamic Risk Allocation Fund 25

COMMON STOCKS (9.2%)* cont.	Shares	Value
Consumer cyclicals cont.
SGS SA (Switzerland)	4	$12,089
Sofina SA (Belgium)	5	2,312
Sony Group Corp. (Japan)	200	24,373
Stellantis NV (Italy)	1,118	19,091
TABCORP Holdings, Ltd. (Australia)	1,264	4,434
Volkswagen AG (Preference) (Germany)	19	3,482
Volvo AB (Sweden)	729	15,724
Wesfarmers, Ltd. (Australia)	496	19,934
		253,016
Consumer staples (1.2%)
Carlsberg A/S Class B (Denmark)	86	13,426
Coca-Cola Europacific Partners PLC (United Kingdom)	171	8,442
Coca-Cola HBC AG (Switzerland)	223	6,864
Coles Group, Ltd. (Australia)	1,252	15,956
Endeavour Group, Ltd./Australia (Australia)	636	3,072
Ferguson PLC (United Kingdom)	140	21,277
Imperial Brands PLC (United Kingdom)	700	14,336
ITOCHU Corp. (Japan)	600	17,218
Koninklijke Ahold Delhaize NV (Netherlands)	652	21,877
L’Oreal SA (France)	62	27,955
Nestle SA (Switzerland)	185	23,782
NH Foods, Ltd. (Japan)	100	3,411
Swedish Match AB (Sweden)	1,027	7,496
Unilever PLC (United Kingdom)	71	3,641
Yakult Honsha Co., Ltd. (Japan)	100	5,022
ZOZO, Inc. (Japan)	300	9,476
		203,251
Energy (0.4%)
BP PLC (United Kingdom)	3,756	16,263
DCC PLC (Ireland)	42	3,085
Equinor ASA (Norway)	842	21,100
Royal Dutch Shell PLC Class B (United Kingdom)	1,585	33,037
		73,485
Financials (1.7%)
3i Group PLC (United Kingdom)	597	10,971
Allianz SE (Germany)	105	22,889
Aviva PLC (United Kingdom)	2,687	13,697
Banco Bilbao Vizcaya Argenta (Spain)	3,021	16,009
Bank Leumi Le-Israel BM (Israel)	1,705	16,458
BOC Hong Kong Holdings, Ltd. (Hong Kong)	2,500	7,550
CK Asset Holdings, Ltd. (Hong Kong)	3,133	17,919
Commonwealth Bank of Australia (Australia)	131	8,608
Dai-ichi Life Holdings, Inc. (Japan)	500	9,961
DBS Group Holdings, Ltd. (Singapore)	1,000	21,847
Dexus Property Group (Australia) R	709	5,579
Direct Line Insurance Group PLC (United Kingdom)	1,723	6,187
Gjensidige Forsikring ASA (Norway)	117	2,655
Goodman Group (Australia) R	1,250	21,743
Investor AB Class B (Sweden)	781	18,147

26 Dynamic Risk Allocation Fund

COMMON STOCKS (9.2%)* cont.	Shares	Value
Financials cont.
Israel Discount Bank, Ltd. Class A (Israel) †	1,302	$7,949
Link REIT (The) (Hong Kong) R	200	1,725
NN Group NV (Netherlands)	35	1,737
Partners Group Holding AG (Switzerland)	13	22,376
Persimmon PLC (United Kingdom)	126	4,573
Skandinaviska Enskilda Banken AB (Sweden)	831	12,085
Sumitomo Mitsui Financial Group, Inc. (Japan)	600	19,580
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	200	6,277
Sumitomo Realty & Development Co., Ltd. (Japan)	100	3,117
Sun Hung Kai Properties, Ltd. (Hong Kong)	500	6,078
United Overseas Bank, Ltd. (Singapore)	500	9,299
Zurich Insurance Group AG (Switzerland)	15	6,189
		301,205
Government (—%)
Poste Italiane SpA (Italy)	328	4,134
		4,134
Health care (1.2%)
Eurofins Scientific (Luxembourg)	74	9,455
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	136	3,077
GlaxoSmithKline PLC (United Kingdom)	442	8,957
Hikma Pharmaceuticals PLC (United Kingdom)	179	5,262
Ipsen SA (France)	57	5,569
Merck KGaA (Germany)	88	21,841
Novartis AG (Switzerland)	398	31,814
Novo Nordisk A/S Class B (Denmark)	351	37,585
Ono Pharmaceutical Co., Ltd. (Japan)	200	4,413
Roche Holding AG (Switzerland)	100	39,137
Sartorius Stedim Biotech (France)	18	10,608
Sonic Healthcare, Ltd. (Australia)	473	14,215
Sonova Holding AG (Switzerland)	46	17,307
		209,240
Technology (1.0%)
ASML Holding NV (Netherlands)	40	31,344
Brother Industries, Ltd. (Japan)	200	3,433
Capcom Co., Ltd. (Japan)	300	7,473
Capgemini SE (France)	63	14,572
Check Point Software Technologies, Ltd. (Israel) †	158	17,587
Fujitsu, Ltd. (Japan)	100	16,521
Hoya Corp. (Japan)	100	15,799
Logitech International SA (Switzerland)	55	4,361
Nomura Research Institute, Ltd. (Japan)	400	17,150
Omron Corp. (Japan)	100	9,641
Sage Group PLC (The) (United Kingdom)	1,135	11,643
SCSK Corp. (Japan)	300	5,664
Shimadzu Corp. (Japan)	200	8,461
SoftBank Group Corp. (Japan)	300	15,867
Thales SA (France)	18	1,473
		180,989

Dynamic Risk Allocation Fund 27

COMMON STOCKS (9.2%)* cont.	Shares	Value
Transportation (0.3%)
A. P. Moeller-Maersck A/S Class B (Denmark)	2	$6,049
Deutsche Post AG (Germany)	358	21,163
Nippon Yusen KK (Japan)	200	12,993
Yamato Holdings Co., Ltd. (Japan)	300	6,625
		46,830
Utilities and power (0.3%)
CLP Holdings, Ltd. (Hong Kong)	1,500	14,670
E.ON SE (Germany)	326	4,029
Electricite De France SA (France)	702	9,865
Fortum OYJ (Finland)	487	13,997
Glow Energy PCL (Thailand) F	400	—
Osaka Gas Co., Ltd. (Japan)	300	4,854
Tokyo Gas Co., Ltd. (Japan)	300	5,150
		52,565
Total common stocks (cost $1,239,249)		$1,613,675

U.S. TREASURY OBLIGATIONS (2.4%)*	Principal amount	Value
U.S. Treasury Notes
1.75%, 11/15/29 [i]	$214,000	$220,456
1.625%, 9/30/26 [i]	160,000	164,142
0.375%, 1/31/26 [i]	11,000	10,694
0.375%, 12/31/25 [i]	19,000	18,500
Total U.S. treasury obligations (cost $413,792)		$413,792

INVESTMENT COMPANIES (0.4%)*	Shares	Value
iShares MSCI AEFE ETF S	958	$73,613
Total investment companies (cost $75,220)		$73,613

SHORT-TERM INVESTMENTS (87.1%)*		Principal amount/ shares	Value
Collateralized Commercial Paper V Co., LLC asset backed commercial paper 0.140%, 1/18/22		$250,000	$249,956
Fairway Finance Co., LLC asset backed commercial paper 0.140%, 2/10/22		250,000	249,916
Federal Home Loan Banks discount notes commercial paper 0.040%, 12/8/21		750,000	749,996
FMS Wertmanagement commercial paper 0.125%, 2/17/22		250,000	249,910
Liberty Street Funding, LLC asset backed commercial paper 0.140%, 3/1/22		250,000	249,892
Mitsubishi UFJ Trust & Banking Corp./Singapore commercial paper 0.175%, 2/18/22		250,000	249,907
Nationwide Building Society commercial paper 0.170%, 1/24/22		250,000	249,942
NRW.Bank commercial paper 0.180%, 3/1/22		250,000	249,924
Putnam Cash Collateral Pool, LLC 0.10% [d]	Shares	63,400	63,400
Putnam Short Term Investment Fund Class P 0.10% L	Shares	9,725,067	9,725,067
Societe Generale SA commercial paper 0.105%, 12/2/21		$250,000	249,999
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	250,000	250,000
U.S. Treasury Bills 0.059%, 1/27/22 ∆		$500,000	499,962

28 Dynamic Risk Allocation Fund

SHORT-TERM INVESTMENTS (87.1%)* cont.	Principal amount/ shares	Value
U.S. Treasury Bills 0.066%, 2/17/22 # ∆ §	$500,000	$499,943
U.S. Treasury Bills 0.063%, 2/24/22 # ∆ §	500,000	499,944
U.S. Treasury Bills 0.052%, 2/10/22 ∆ §	500,000	499,950
U.S. Treasury Bills 0.065%, 2/3/22 ∆ §	500,000	499,958
Total short-term investments (cost $15,287,682)		$15,287,666

TOTAL INVESTMENTS
Total investments (cost $17,015,943)	$17,388,746

Key to holding’s abbreviations
ETF	Exchange Traded Fund
OTC	Over-the-counter

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2021 through November 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $17,545,171.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $396,960 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $900,911 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $89,992 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $1,234,220 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	79.8%	Singapore	1.7%
Germany	3.8	Switzerland	1.1
Canada	3.0	Australia	0.7
United Kingdom	3.0	Sweden	0.5
France	2.6	Other	1.9
Japan	1.9	Total	100.0%

Dynamic Risk Allocation Fund 29

FORWARD CURRENCY CONTRACTS at 11/30/21 (aggregate face value $83,520,852) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	1/19/22	$333,662	$340,869	$7,207
	British Pound	Buy	12/15/21	701,425	729,691	(28,266)
	Canadian Dollar	Sell	1/19/22	90,302	91,726	1,424
	Euro	Sell	12/15/21	727,054	759,237	32,183
	Japanese Yen	Sell	2/16/22	2,778,896	2,760,425	(18,471)
	New Zealand Dollar	Sell	1/19/22	28,242	27,927	(315)
	Swedish Krona	Sell	12/15/21	344	4,583	4,239
	Swiss Franc	Sell	12/15/21	100,371	101,045	674
Barclays Bank PLC
	Australian Dollar	Sell	1/19/22	127,388	129,910	2,522
	British Pound	Sell	12/15/21	627,997	654,922	26,925
	Canadian Dollar	Sell	1/19/22	171,361	175,606	4,245
	Danish Krone	Buy	12/15/21	136,015	140,815	(4,800)
	Danish Krone	Sell	12/15/21	136,015	140,877	4,862
	Euro	Buy	12/15/21	191,975	201,791	(9,816)
	Japanese Yen	Sell	2/16/22	77,047	76,541	(506)
	New Zealand Dollar	Sell	1/19/22	37,792	38,579	787
	Swedish Krona	Buy	12/15/21	147,741	154,981	(7,240)
	Swedish Krona	Sell	12/15/21	147,741	148,309	568
	Swiss Franc	Sell	12/15/21	178,073	178,378	305
Citibank, N.A.
	Australian Dollar	Sell	1/19/22	85,448	87,293	1,845
	British Pound	Buy	12/15/21	887,789	922,814	(35,025)
	Canadian Dollar	Buy	1/19/22	1,844,401	1,871,180	(26,779)
	Danish Krone	Buy	12/15/21	4,851	2,158	2,693
	Euro	Sell	12/15/21	619,834	648,770	28,936
	Japanese Yen	Sell	2/16/22	479,054	475,948	(3,106)
	New Zealand Dollar	Sell	1/19/22	128,452	131,096	2,644
	Norwegian Krone	Buy	12/15/21	51,961	54,614	(2,653)
	Norwegian Krone	Sell	12/15/21	51,961	52,762	801
	Polish Zloty	Buy	12/15/21	100,923	105,296	(4,373)
	Polish Zloty	Sell	12/15/21	100,923	105,212	4,289
	Swedish Krona	Sell	12/15/21	8,800	9,757	957
	Swiss Franc	Buy	12/15/21	214,582	216,523	(1,941)

30 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 11/30/21 (aggregate face value $83,520,852) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Credit Suisse International
	Australian Dollar	Sell	1/19/22	$15,763	$16,104	$341
	British Pound	Sell	12/15/21	205,918	214,159	8,241
	Canadian Dollar	Sell	1/19/22	82,705	83,691	986
	Euro	Sell	12/15/21	171,893	179,982	8,089
	New Zealand Dollar	Buy	1/19/22	126,133	128,742	(2,609)
Goldman Sachs International
	Australian Dollar	Sell	1/19/22	1,319,172	1,346,698	27,526
	British Pound	Buy	12/15/21	1,131,750	1,180,360	(48,610)
	Canadian Dollar	Buy	1/19/22	1,336,663	1,356,156	(19,493)
	Chinese Yuan (Offshore)	Buy	2/16/22	51,746	51,470	276
	Euro	Buy	12/15/21	844,032	894,541	(50,509)
	Japanese Yen	Buy	2/16/22	118,670	117,700	970
	New Zealand Dollar	Sell	1/19/22	524,384	535,600	11,216
	Norwegian Krone	Buy	12/15/21	25,118	38,986	(13,868)
	Polish Zloty	Buy	12/15/21	34,063	40,733	(6,670)
	Swedish Krona	Buy	12/15/21	427,766	441,598	(13,832)
	Swedish Krona	Sell	12/15/21	427,766	441,011	13,245
	Swiss Franc	Sell	12/15/21	609,089	612,670	3,581
HSBC Bank USA, National Association
	Australian Dollar	Sell	1/19/22	129,528	132,285	2,757
	British Pound	Sell	12/15/21	5,054	4,350	(704)
	Canadian Dollar	Buy	1/19/22	74,089	75,220	(1,131)
	Euro	Buy	12/15/21	5,791,362	6,062,854	(271,492)
	Hong Kong Dollar	Sell	2/16/22	1,808	1,812	4
	Japanese Yen	Sell	2/16/22	635,138	630,918	(4,220)
	New Zealand Dollar	Sell	1/19/22	45,160	44,669	(491)
	Swiss Franc	Sell	12/15/21	937,337	944,332	6,995
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/19/22	332,236	336,256	(4,020)
	British Pound	Sell	12/15/21	239,440	250,297	10,857
	Canadian Dollar	Buy	1/19/22	389,791	397,297	(7,506)
	Euro	Buy	12/15/21	5,657,025	5,925,302	(268,277)
	Japanese Yen	Buy	2/16/22	4,672,853	4,642,447	30,406
	New Zealand Dollar	Buy	1/19/22	1,022,776	1,043,873	(21,097)
	Norwegian Krone	Sell	12/15/21	17,192	15,231	(1,961)
	Singapore Dollar	Buy	2/16/22	586	593	(7)
	South Korean Won	Buy	2/16/22	33,831	33,969	(138)
	South Korean Won	Sell	2/16/22	33,873	33,882	9
	Swedish Krona	Buy	12/15/21	122,774	125,575	(2,801)
	Swedish Krona	Sell	12/15/21	122,774	128,586	5,812
	Swiss Franc	Buy	12/15/21	1,437,773	1,435,443	2,330
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/19/22	380,095	389,244	(9,149)
	British Pound	Sell	12/15/21	26,605	24,380	(2,225)

Dynamic Risk Allocation Fund 31

FORWARD CURRENCY CONTRACTS at 11/30/21 (aggregate face value $83,520,852) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
	Canadian Dollar	Sell	1/19/22	$179,584	$180,881	$1,297
	Euro	Buy	12/15/21	3,913,365	4,100,869	(187,504)
	Japanese Yen	Sell	2/16/22	128,154	127,218	(936)
	New Zealand Dollar	Buy	1/19/22	23,534	26,166	(2,632)
	Norwegian Krone	Buy	12/15/21	130,511	135,915	(5,404)
	Norwegian Krone	Sell	12/15/21	130,511	136,738	6,227
	Swedish Krona	Buy	12/15/21	19,841	26,551	(6,710)
	Swiss Franc	Sell	12/15/21	204,774	204,857	83
NatWest Markets PLC
	Australian Dollar	Buy	1/19/22	24,179	23,845	334
	British Pound	Sell	12/15/21	300,896	311,447	10,551
	Canadian Dollar	Buy	1/19/22	22,164	22,501	(337)
	Euro	Sell	12/15/21	1,042,928	1,095,753	52,825
	Japanese Yen	Sell	2/16/22	2,791,279	2,772,812	(18,467)
	New Zealand Dollar	Sell	1/19/22	1,571,308	1,603,503	32,195
	Norwegian Krone	Buy	12/15/21	39,281	40,635	(1,354)
	Norwegian Krone	Sell	12/15/21	39,281	40,865	1,584
	Swedish Krona	Buy	12/15/21	77,666	81,484	(3,818)
	Swedish Krona	Sell	12/15/21	77,666	77,963	297
	Swiss Franc	Buy	12/15/21	287,489	289,014	(1,525)
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/19/22	54,707	50,388	4,319
	British Pound	Buy	12/15/21	248,750	262,786	(14,036)
	Canadian Dollar	Sell	1/19/22	2,380,571	2,416,645	36,074
	Chinese Yuan (Offshore)	Sell	2/16/22	30,651	30,460	(191)
	Euro	Sell	12/15/21	8,767,883	9,148,758	380,875
	Israeli Shekel	Sell	1/19/22	13,956	13,616	(340)
	Japanese Yen	Buy	2/16/22	2,957,025	2,937,447	19,578
	New Zealand Dollar	Buy	1/19/22	1,324,091	1,355,815	(31,724)
	Norwegian Krone	Buy	12/15/21	152,799	157,762	(4,963)
	Norwegian Krone	Sell	12/15/21	152,799	160,287	7,488
	Swedish Krona	Buy	12/15/21	316,111	326,859	(10,748)
	Swedish Krona	Sell	12/15/21	316,111	324,739	8,628
	Swiss Franc	Buy	12/15/21	190,933	190,525	408
Toronto-Dominion Bank
	Australian Dollar	Buy	1/19/22	197,501	202,296	(4,795)
	British Pound	Sell	12/15/21	225,605	235,958	10,353
	Canadian Dollar	Sell	1/19/22	96,332	99,597	3,265
	Euro	Sell	12/15/21	90,428	93,171	2,743
	Japanese Yen	Buy	2/16/22	574,607	570,833	3,774
	New Zealand Dollar	Buy	1/19/22	150,896	153,984	(3,088)
	Norwegian Krone	Buy	12/15/21	209,117	219,881	(10,764)
	Norwegian Krone	Sell	12/15/21	209,117	216,554	7,437
	Swedish Krona	Buy	12/15/21	253,593	257,077	(3,484)
	Swedish Krona	Sell	12/15/21	253,593	261,651	8,058

32 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 11/30/21 (aggregate face value $83,520,852) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
UBS AG
	Australian Dollar	Buy	1/19/22	$1,060,401	$1,080,331	$(19,930)
	British Pound	Sell	12/15/21	1,089,450	1,132,886	43,436
	Canadian Dollar	Sell	1/19/22	292,442	298,716	6,274
	Euro	Sell	12/15/21	2,260,359	2,381,276	120,917
	Hong Kong Dollar	Sell	2/16/22	8,374	8,390	16
	Japanese Yen	Buy	2/16/22	1,005,272	998,335	6,937
	New Zealand Dollar	Sell	1/19/22	119,175	119,816	641
	Norwegian Krone	Buy	12/15/21	564,908	574,691	(9,783)
	Norwegian Krone	Sell	12/15/21	564,908	589,173	24,265
	Swedish Krona	Buy	12/15/21	475,249	490,522	(15,273)
	Swedish Krona	Sell	12/15/21	475,249	483,603	8,354
	Swiss Franc	Sell	12/15/21	183,631	186,047	2,416
WestPac Banking Corp.
	British Pound	Buy	12/15/21	194,478	200,836	(6,358)
	Canadian Dollar	Buy	1/19/22	211,382	214,584	(3,202)
	Euro	Sell	12/15/21	445,445	466,481	21,036
	Japanese Yen	Sell	2/16/22	1,151,703	1,143,914	(7,789)
	New Zealand Dollar	Sell	1/19/22	262,021	266,494	4,473
Unrealized appreciation						1,098,905
Unrealized (depreciation)						(1,269,256)
Total						$(170,351)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 11/30/21 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Canadian Government Bond 10 yr (Long)	19	$2,099,526	$2,099,526	Mar-22	$18,681
Euro-BTP Italian Government Bond (Long)	11	1,891,225	1,891,226	Dec-21	(29,713)
Euro-Bund 10 yr (Long)	10	1,954,848	1,954,849	Dec-21	(474)
Euro-OAT 10 yr (Long)	9	1,717,515	1,717,516	Dec-21	(2,876)
Japanese Government Bond 10 yr (Long)	3	4,032,556	4,032,556	Dec-21	3,434
MSCI EAFE Index (Long)	7	778,296	782,425	Dec-21	(56)
MSCI EAFE Index (Short)	1	111,185	111,775	Dec-21	6,808
S&P 500 Index E-Mini (Long)	7	1,598,450	1,598,188	Dec-21	1,246
U.K. Gilt 10 yr (Long)	13	2,183,299	2,183,299	Mar-22	24,347
U.S. Treasury Note 5 yr (Short)	21	2,549,367	2,549,367	Mar-22	(19,899)
U.S. Treasury Note Ultra 10 yr (Long)	37	5,434,953	5,434,953	Mar-22	106,871
U.S. Treasury Note Ultra 10 yr (Short)	7	1,028,234	1,028,234	Mar-22	(20,250)
Unrealized appreciation					161,387
Unrealized (depreciation)					(73,268)
Total					$88,119

Dynamic Risk Allocation Fund 33

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized depreciation
$762,000	$5,243	$905	4/20/31	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(4,946)
Total		$905	$(4,946)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$980,802	$955,103	$—	10/12/22	(Secured Overnight Financing Rate plus 0.22%) — Quarterly	A basket (MLFCF15) of common stocks — Quarterly*	$(25,390)
985,445	959,447	—	10/12/22	Secured Overnight Financing Rate plus 0.05% — Quarterly	Russell 1000 Total Return Index — Quarterly	26,017
Citibank, N.A.
1,060,272	1,002,928	—	9/28/22	(Secured Overnight Financing Rate plus 0.14%) — Monthly	MSCI Daily TR Net Emerging Markets USD — Monthly	(58,963)
4,168,669	4,148,315	—	9/28/22	(Secured Overnight Financing Rate plus 0.45%) — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	(22,090)
182,499	181,608	—	9/28/22	Secured Overnight Financing Rate plus 0.20% — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	929
Goldman Sachs International
9,230	9,107	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Abbvie Inc. — Monthly	(125)
17,356	16,599	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Agilent Technologies, Inc. — Monthly	(760)
4,563	4,375	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Amgen Inc — Monthly	(243)
2,125	1,913	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Astellas Pharma Inc. — Monthly	(187)
8,608	7,896	—	12/15/25	(1 month USD-LIBOR-BBA) — Monthly	AstraZeneca PLC — Monthly	(871)

34 Dynamic Risk Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$6,866	$6,254	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Astrazeneca Plc — Monthly	$(738)
6,845	6,009	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bayer AG- Reg — Monthly	(838)
6,524	5,658	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Biogen Inc. — Monthly	(867)
6,141	5,524	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bristol-Myers Squibb Co. — Monthly	(618)
6,385	6,052	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	CSL Ltd. — Monthly	(413)
650	625	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Dajichi Sankyo Co Ltd. — Monthly	(22)
3,106	2,522	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Eisai Co Ltd. — Monthly	(557)
5,427	5,209	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eli Lilly & Co. — Monthly	(245)
1,582	1,661	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eurofins Scientific — Monthly	79
1,806	1,644	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Galapagos NV — Monthly	(162)
5,107	5,239	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Gilead Sciences Inc — Monthly	131
9,957	9,464	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Glaxosmithkline Plc — Monthly	(673)
1,009	861	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Grifols Sa — Monthly	(148)
1,813	1,639	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	H Lundbeck A/S — Monthly	(174)
2,415	2,234	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Hikma Pharmaceuticals PLC — Monthly	(215)
2,665	2,598	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Hisamitsu Pharmaceutical Co — Monthly	(129)

Dynamic Risk Allocation Fund 35

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$10,231	$9,864	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Illumina Inc — Monthly	$(369)
1,173	1,219	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Incyte Corp — Monthly	45
12,266	11,430	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ipsen — Monthly	(838)
17,627	18,139	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	IQVIA Holdings, Inc. — Monthly	509
9,648	9,200	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Johnson & Johnson — Monthly	(539)
10,629	9,514	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck & Co. Inc. — Monthly	(1,117)
20,741	20,848	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck Kgaa — Monthly	104
18,181	18,170	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Mettler-Toledo International — Monthly	(14)
744	719	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Novartis Ag-Reg — Monthly	(24)
434	380	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Organon & Co. — Monthly	(59)
348	329	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Orion Oyj-Class B — Monthly	(20)
18,153	18,034	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perkinelmer Inc. — Monthly	(122)
7,397	6,351	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perrigo Co Plc — Monthly	(1,149)
14,845	16,065	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Pfizer, Inc. — Monthly	1,050
457	440	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Recordati Industria Chemica — Monthly	(14)

36 Dynamic Risk Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$1,295	$1,273	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Regeneron Pharmaceuticals — Monthly	$(23)
8,641	7,989	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sanofi — Monthly	(653)
8,702	9,430	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sartorius Stedim Biotech — Monthly	727
3,280	3,492	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Shionogi & Co Ltd — Monthly	234
6,025	5,509	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Sumitomo Dajnippon Pharma Co. — Monthly	(467)
5,681	5,360	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Taisho Pharmaceutical Holdin — Monthly	(278)
3,015	2,789	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Takeda Pharmaceutical Co Ltd — Monthly	(151)
5,032	4,397	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Teva Pharmaceutical-Sp Adr — Monthly	(635)
17,074	17,086	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Thermo Fisher Scientific Inc — Monthly	10
2,045	1,848	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ucb Sa — Monthly	(197)
187	187	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vertex Pharmaceuticals Inc — Monthly	—
7,812	6,918	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Viatris, Inc. — Monthly	(984)
4,024	3,481	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vifor Pharma AG — Monthly	(543)
18,319	17,388	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Waters Corp. — Monthly	(934)
15,340	15,765	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Zoetis, Inc. — Monthly	396

Dynamic Risk Allocation Fund 37

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
$280,943	$263,543	$—	2/5/22	(1 month USD-LIBOR-BBA plus 0.25%) — Monthly	MSCI Daily TR Net Emerging Markets USD — Monthly	$(17,458)
1,983,637	1,930,783	—	2/5/22	(1 month USD-LIBOR-BBA plus 0.15%) — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	(53,143)
Upfront premium received		—		Unrealized appreciation		30,231
Upfront premium (paid)		—		Unrealized (depreciation)		(194,159)
Total		$—		Total	$(163,928)
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Apple, Inc.	Technology	395	$65,328	6.84%
Alphabet, Inc. Class A	Technology	18	50,650	5.30%
Microsoft Corp.	Technology	122	40,249	4.21%
Amazon.com, Inc.	Consumer cyclicals	10	36,663	3.84%
NVIDIA Corp.	Technology	102	33,435	3.50%
JPMorgan Chase & Co.	Financials	153	24,242	2.54%
Qualcomm, Inc.	Technology	116	21,008	2.20%
Intuit, Inc.	Technology	30	19,461	2.04%
Accenture PLC Class A	Technology	54	19,334	2.02%
Goldman Sachs Group, Inc. (The)	Financials	43	16,537	1.73%
Citigroup, Inc.	Financials	259	16,500	1.73%
Bristol-Myers Squibb Co.	Health care	295	15,844	1.66%
Walmart, Inc.	Consumer cyclicals	108	15,163	1.59%
Adobe, Inc.	Technology	22	14,769	1.55%
Ford Motor Co.	Consumer cyclicals	747	14,327	1.50%
Target Corp.	Consumer cyclicals	55	13,425	1.41%
Abbott Laboratories	Health care	104	13,092	1.37%
Verizon Communications, Inc.	Communication services	250	12,576	1.32%
Lockheed Martin Corp.	Capital goods	33	10,854	1.14%
Merck & Co., Inc.	Health care	143	10,736	1.12%
TJX Cos., Inc. (The)	Consumer cyclicals	154	10,703	1.12%
Fortinet, Inc.	Technology	31	10,417	1.09%
Cisco Systems, Inc./California	Technology	187	10,270	1.08%
Philip Morris International, Inc.	Consumer staples	111	9,532	1.00%
Align Technology, Inc.	Health care	15	9,255	0.97%
Procter & Gamble Co. (The)	Consumer staples	64	9,243	0.97%
MetLife, Inc.	Financials	155	9,104	0.95%
DuPont de Nemours, Inc.	Basic materials	114	8,401	0.88%
McDonald’s Corp.	Consumer staples	34	8,230	0.86%
Constellation Brands, Inc. Class A	Consumer staples	36	8,148	0.85%

38 Dynamic Risk Allocation Fund

A BASKET (MLFCF15) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Colgate-Palmolive Co.	Consumer staples	108	$8,113	0.85%
O’Reilly Automotive, Inc.	Consumer cyclicals	13	8,062	0.84%
CSX Corp.	Transportation	229	7,953	0.83%
Facebook, Inc. Class A	Technology	24	7,808	0.82%
Vertex Pharmaceuticals, Inc.	Health care	40	7,391	0.77%
Synopsys, Inc.	Technology	21	7,316	0.77%
Moderna, Inc.	Health care	20	7,215	0.76%
Parker Hannifin Corp.	Capital goods	24	7,106	0.74%
Pinterest, Inc. Class A	Technology	173	6,933	0.73%
Cadence Design Systems, Inc.	Technology	39	6,899	0.72%
McKesson Corp.	Health care	32	6,870	0.72%
Veeva Systems, Inc. Class A	Technology	24	6,678	0.70%
Atlassian Corp PLC Class A (Australia)	Technology	17	6,281	0.66%
Southern Co. (The)	Utilities and power	102	6,235	0.65%
Weyerhaeuser Co.	Basic materials	157	5,919	0.62%
Edwards Lifesciences Corp.	Health care	55	5,876	0.62%
Marriott International, Inc./MD Class A	Consumer cyclicals	40	5,850	0.61%
Gartner, Inc.	Consumer cyclicals	19	5,815	0.61%
Ameriprise Financial, Inc.	Financials	20	5,773	0.60%
Medtronic PLC	Health care	53	5,671	0.59%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/21 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized depreciation
$633,000	$14,439	$2,048	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(12,391)
1,988,000	31,629	839	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(30,790)
Total		$2,887	$(43,181)

Dynamic Risk Allocation Fund 39

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$—	$154,416	$—
Capital goods	—	85,978	—
Communication services	—	48,566	—
Consumer cyclicals	—	253,016	—
Consumer staples	8,442	194,809	—
Energy	—	73,485	—
Financials	—	301,205	—
Government	—	4,134	—
Health care	—	209,240	—
Technology	17,587	163,402	—
Transportation	—	46,830	—
Utilities and power	—	52,565	—**
Total common stocks	26,029	1,587,646	—
Investment companies	73,613	—	—
U.S. treasury obligations	—	413,792	—
Short-term investments	250,000	15,037,666	—
Totals by level	$349,642	$17,039,104	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(170,351)	$—
Futures contracts	88,119	—	—
Interest rate swap contracts	—	(5,851)	—
Total return swap contracts	—	(209,996)	—
Totals by level	$88,119	$(386,198)	$—
** Value of Level 3 security is $—.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

40 Dynamic Risk Allocation Fund

Statement of assets and liabilities 11/30/21 (Unaudited)

ASSETS
Investment in securities, at value, including $61,472 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $7,227,476)	$7,600,279
Affiliated issuers (identified cost $9,788,467) (Note 5)	9,788,467
Cash	1,137,693
Foreign currency (cost $2,231) (Note 1)	1,489
Dividends, interest and other receivables	23,949
Foreign tax reclaim	43,913
Receivable for shares of the fund sold	36,904
Receivable for investments sold	1,788
Receivable from Manager (Note 2)	67,948
Receivable for variation margin on futures contracts (Note 1)	145,082
Receivable for variation margin on centrally cleared swap contracts (Note 1)	11,921
Unrealized appreciation on forward currency contracts (Note 1)	1,098,905
Unrealized appreciation on OTC swap contracts (Note 1)	30,231
Prepaid assets	54,731
Total assets	20,043,300

LIABILITIES
Payable for investments purchased	76,332
Payable for shares of the fund repurchased	85,077
Payable for custodian fees (Note 2)	19,643
Payable for investor servicing fees (Note 2)	5,180
Payable for Trustee compensation and expenses (Note 2)	20,169
Payable for administrative services (Note 2)	161
Payable for distribution fees (Note 2)	6,300
Payable for variation margin on futures contracts (Note 1)	44,330
Payable for variation margin on centrally cleared swap contracts (Note 1)	425
Unrealized depreciation on OTC swap contracts (Note 1)	194,159
Unrealized depreciation on forward currency contracts (Note 1)	1,269,256
Collateral on securities loaned, at value (Note 1)	63,400
Collateral on certain derivative contracts, at value (Notes 1 and 8)	663,792
Other accrued expenses	49,905
Total liabilities	2,498,129

Net assets	$17,545,171

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$10,281,645
Total distributable earnings (Note 1)	7,263,526
Total — Representing net assets applicable to capital shares outstanding	$17,545,171

(Continued on next page)

Dynamic Risk Allocation Fund 41

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($10,997,243 divided by 1,003,653 shares)	$10.96
Offering price per class A share (100/94.25 of $10.96)*	$11.63
Net asset value and offering price per class B share ($574,372 divided by 53,927 shares)**	$10.65
Net asset value and offering price per class C share ($1,364,155 divided by 127,648 shares)**	$10.69
Net asset value, offering price and redemption price per class R share
($10,156 divided by 924 shares)	$10.99
Net asset value, offering price and redemption price per class R6 share
($1,200,987 divided by 109,239 shares)	$10.99
Net asset value, offering price and redemption price per class Y share
($3,398,258 divided by 308,492 shares)	$11.02

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

42 Dynamic Risk Allocation Fund

Statement of operations Six months ended 11/30/21 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $3,595)	$78,748
Interest (including interest income of $5,648 from investments in affiliated issuers) (Note 5)	41,262
Total investment income	120,010

EXPENSES
Compensation of Manager (Note 2)	168,552
Investor servicing fees (Note 2)	48,582
Custodian fees (Note 2)	24,099
Trustee compensation and expenses (Note 2)	1,018
Distribution fees (Note 2)	25,708
Administrative services (Note 2)	501
Auditing and tax fees	50,671
Blue sky expense	43,124
Other	16,896
Fees waived and reimbursed by Manager (Note 2)	(137,106)
Total expenses	242,045
Expense reduction (Note 2)	(567)
Net expenses	241,478

Net investment loss	(121,468)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	3,112,270
Foreign currency transactions (Note 1)	8,120
Forward currency contracts (Note 1)	(653,648)
Futures contracts (Note 1)	1,154,497
Swap contracts (Note 1)	2,204,805
Written options (Note 1)	(2,058)
Total net realized gain	5,823,986
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(2,930,827)
Assets and liabilities in foreign currencies	(7,097)
Forward currency contracts	(527,700)
Futures contracts	295,837
Swap contracts	(852,997)
Total change in net unrealized depreciation	(4,022,784)

Net gain on investments	1,801,202

Net increase in net assets resulting from operations	$1,679,734

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 43

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/21*	Year ended 5/31/21
Operations
Net investment income (loss)	$(121,468)	$576,538
Net realized gain on investments
and foreign currency transactions	5,823,986	1,969,697
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(4,022,784)	3,554,855
Net increase in net assets resulting from operations	1,679,734	6,101,090
Decrease from capital share transactions (Note 4)	(67,553,818)	(1,375,406)
Total increase (decrease) in net assets	(65,874,084)	4,725,684

NET ASSETS
Beginning of period	83,419,255	78,693,571
End of period	$17,545,171	$83,419,255

*Unaudited.

The accompanying notes are an integral part of these financial statements.

44 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 45

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)[e]
Class A
November 30, 2021**	$11.02	(.04)	(.02)	(.06)	—	—	—	$10.96	(.54)*	$10,997	.58*	(.38)*	220*
May 31, 2021	10.25	.05	.72	.77	—	—	—	11.02	7.51	11,920	1.17	.50	427
May 31, 2020	10.90	.20	(.45)	(.25)	(.40)	(.40)	—	10.25	(2.64)	11,609	1.17	1.86	283
May 31, 2019	11.61	.23	(.78)	(.55)	(.16)	(.16)	—	10.90	(4.63)	14,142	1.15	2.04	255
May 31, 2018	10.96	.22	.74	.96	(.32)	(.32)	.01[g]	11.61	8.86	18,906	1.14	1.93	312
May 31, 2017	10.28	.17	.76	.93	(.25)	(.25)	—	10.96	9.18	18,582	1.13	1.64	299
Class B
November 30, 2021**	$10.75	(.08)	(.02)	(.10)	—	—	—	$10.65	(.93)*	$574	.96*	(.75)*	220*
May 31, 2021	10.08	(.01)	.68	.67	—	—	—	10.75	6.65	735	1.92	(.14)	427
May 31, 2020	10.72	.12	(.45)	(.33)	(.31)	(.31)	—	10.08	(3.36)	1,340	1.92	1.10	283
May 31, 2019	11.39	.14	(.74)	(.60)	(.07)	(.07)	—	10.72	(5.27)	1,664	1.90	1.30	255
May 31, 2018	10.76	.13	.72	.85	(.23)	(.23)	.01[g]	11.39	7.97	2,315	1.89	1.18	312
May 31, 2017	10.08	.09	.75	.84	(.16)	(.16)	—	10.76	8.41	2,669	1.88	.89	299
Class C
November 30, 2021**	$10.79	(.08)	(.02)	(.10)	—	—	—	$10.69	(.93)*	$1,364	.96*	(.75)*	220*
May 31, 2021	10.11	(.02)	.70	.68	—	—	—	10.79	6.73	1,717	1.92	(.20)	427
May 31, 2020	10.75	.12	(.46)	(.34)	(.30)	(.30)	—	10.11	(3.43)	3,163	1.92	1.11	283
May 31, 2019	11.42	.14	(.74)	(.60)	(.07)	(.07)	—	10.75	(5.26)	4,970	1.90	1.28	255
May 31, 2018	10.78	.13	.72	.85	(.22)	(.22)	.01[g]	11.42	7.99	5,812	1.89	1.18	312
May 31, 2017	10.09	.09	.75	.84	(.15)	(.15)	—	10.78	8.42	7,356	1.88	.88	299
Class R
November 30, 2021**	$11.06	(.06)	(.01)	(.07)	—	—	—	$10.99	(.63)*	$10	.71*	(.50)*	220*
May 31, 2021	10.32	.03	.71	.74	—	—	—	11.06	7.17	10	1.42	.24	427
May 31, 2020	10.93	.18	(.47)	(.29)	(.32)	(.32)	—	10.32	(2.87)	10	1.42	1.59	283
May 31, 2019	11.56	.21	(.77)	(.56)	(.07)	(.07)	—	10.93	(4.77)	10	1.40	1.87	255
May 31, 2018	10.93	.19	.73	.92	(.30)	(.30)	.01[g]	11.56	8.51	103	1.39	1.67	312
May 31, 2017	10.21	.15	.75	.90	(.18)	(.18)	—	10.93	8.92	110	1.38	1.40	299
Class R6
November 30, 2021**	$11.03	—[f]	(.04)	(.04)	—	—	—	$10.99	(.36)*	$1,201	.38*	(.01)*	220*
May 31, 2021	10.22	.10	.71	.81	—	—	—	11.03	7.93	21,965.75		.94	427
May 31, 2020	10.87	.25	(.46)	(.21)	(.44)	(.44)	—	10.22	(2.26)	22,348.75		2.27	283
May 31, 2019	11.58	.28	(.78)	(.50)	(.21)	(.21)	—	10.87	(4.17)	19,332.75		2.55	255
May 31, 2018	10.94	.26	.73	.99	(.36)	(.36)	.01[g]	11.58	9.19	81,403.75		2.31	312
May 31, 2017	10.26	.22	.75	.97	(.29)	(.29)	—	10.94	9.65	102,097.75		2.04	299

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 47

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)[e]
Class Y
November 30, 2021**	$11.06	(.02)	(.02)	(.04)	—	—	—	$11.02	(.36)*	$3,398	.46*	(.20)*	220*
May 31, 2021	10.27	.08	.71	.79	—	—	—	11.06	7.69	47,073.92		.73	427
May 31, 2020	10.92	.23	(.45)	(.22)	(.43)	(.43)	—	10.27	(2.37)	40,223.92		2.11	283
May 31, 2019	11.63	.25	(.77)	(.52)	(.19)	(.19)	—	10.92	(4.33)	41,531.90		2.27	255
May 31, 2018	10.99	.25	.73	.98	(.35)	(.35)	.01[g]	11.63	9.02	48,411.89		2.17	312
May 31, 2017	10.30	.20	.77	.97	(.28)	(.28)	—	10.99	9.56	45,467.88		1.90	299

* Not annualized

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

				Percentage of average net assets
	11/30/21	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Class A	0.29%	0.35%	0.52%	0.30%	0.24%	0.23%
Class B	0.29	0.35	0.52	0.30	0.24	0.23
Class C	0.29	0.35	0.52	0.30	0.24	0.23
Class R	0.29	0.35	0.52	0.30	0.24	0.23
Class R6	0.29	0.35	0.52	0.30	0.24	0.23
Class Y	0.29	0.35	0.52	0.30	0.24	0.23

e Portfolio turnover includes TBA purchase and sale commitments.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement from Putnam Management which amounted to $0.01 per share outstanding on May 31, 2018.

The accompanying notes are an integral part of these financial statements.

48 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 49

Notes to financial statements 11/30/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2021 through November 30, 2021.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment-grade securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts (REITs). These asset classes offer different return potential and exposure to different investment risks. Putnam Management allocates the fund’s assets among asset classes in a manner intended to diversify the fund’s exposure to these different types of risk. Putnam Management typically uses leverage to adjust or to increase the fund’s exposure to certain asset classes in order to diversify or balance risk exposure. Putnam Management expects that, on average, net notional investment exposure of approximately 150% of the net assets of the fund will result from the fund’s allocation strategy under normal market conditions, although the amounts of leverage may be significantly higher or lower at any given time. Putnam Management believes that better risk diversification creates the potential for the fund to perform well in a variety of market environments. Because the potential risks and returns of asset classes, the costs of leverage, and the benefits of diversification vary over time and with market conditions, Putnam Management makes dynamic adjustments to the fund’s asset allocations as the market environment changes. Putnam Management uses qualitative analysis, which includes evaluation of the business cycle environment and its impact on different asset classes, and quantitative techniques, which incorporate individual valuation and relative valuation measures, to establish asset class allocations that it believes will enable the fund to perform well in a variety of environments. Putnam Management also uses active trading strategies, such as active security selection, tactical asset allocation, currency transactions and options transactions. Certain of these strategies may introduce additional investment leverage. When making particular investments within an asset class, Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes, to obtain leverage, and to adjust the return and volatility characteristics of the fund’s investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

50 Dynamic Risk Allocation Fund

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swaps taking into account multiple factors including movements in the U.S. securities markets, currency valuations and

Dynamic Risk Allocation Fund 51

comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from

52 Dynamic Risk Allocation Fund

changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

Dynamic Risk Allocation Fund 53

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries and to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as

54 Dynamic Risk Allocation Fund

a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward

Dynamic Risk Allocation Fund 55

Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

As of November 30, 2021, due to a decrease in the fund’s net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At the close of the reporting period, the fund had a net asset position of $690,482 and net liability position of $1,024,761 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $900,911 and may include amounts related to unsettled agreements. The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $63,400 and the value of securities loaned amounted to $61,472.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

56 Dynamic Risk Allocation Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $13,858,691, resulting in gross unrealized appreciation and depreciation of $4,787,341 and $1,555,365, respectively, or net unrealized appreciation of $3,231,976.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.353% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal

Dynamic Risk Allocation Fund 57

year-to-date period. During the reporting period, the fund’s expenses were reduced by $88,202 as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2022, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.70% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $48,904 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$12,427	Class R6	1,193
Class B	719	Class Y	32,565
Class C	1,667	Total	$48,582
Class R	11

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $567 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $12, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

58 Dynamic Risk Allocation Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$14,553
Class B	1.00%	1.00%	3,344
Class C	1.00%	1.00%	7,785
Class R	1.00%	0.50%	26
Total			$25,708

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $331 from the sale of class A shares and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$16,795,617	$37,711,801
U.S. government securities (Long-term)	—	—
Total	$16,795,617	$37,711,801

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Risk Allocation Fund 59

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	48,003	$533,415	170,604	$1,839,396
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	48,003	533,415	170,604	1,839,396
Shares repurchased	(126,158)	(1,406,494)	(220,971)	(2,413,988)
Net decrease	(78,155)	$(873,079)	(50,367)	$(574,592)

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	3	$38
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	—	—	3	38
Shares repurchased	(14,442)	(158,018)	(64,582)	(691,589)
Net decrease	(14,442)	$(158,018)	(64,579)	$(691,551)

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	1,637	$17,855	11,230	$120,819
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	1,637	17,855	11,230	120,819
Shares repurchased	(33,175)	(361,056)	(164,857)	(1,747,099)
Net decrease	(31,538)	$(343,201)	(153,627)	$(1,626,280)

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	8,837	$98,624	492,251	$5,379,801
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	8,837	98,624	492,251	5,379,801
Shares repurchased	(1,890,480)	(21,061,487)	(687,360)	(7,558,938)
Net decrease	(1,881,643)	$(20,962,863)	(195,109)	$(2,179,137)

60 Dynamic Risk Allocation Fund

	SIX MONTHS ENDED 11/30/21		YEAR ENDED 5/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	78,516	$888,466	1,084,343	$11,856,819
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	78,516	888,466	1,084,343	11,856,819
Shares repurchased	(4,025,250)	(46,105,123)	(746,170)	(8,160,665)
Net increase (decrease)	(3,946,734)	$(45,216,657)	338,173	$3,696,154

Class R shares did not have activity during the period.

At the close of the reporting period, Putnam Investments, LLC owned 924 class R shares of the fund (100.0% of class R shares outstanding), valued at $10,156.

At the close of the reporting period, a shareholder of record owned 6.5% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/21	cost	proceeds	income	of 11/30/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$—	$133,600	$70,200	$—	$63,400
Putnam Short Term
Investment Fund**	19,944,551	10,321,491	20,540,975	5,648	9,725,067
Total Short-term
investments	$19,944,551	$10,455,091	$20,611,175	$5,648	$9,788,467

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based

Dynamic Risk Allocation Fund 61

investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$2,400,000
Written currency option contracts (contract amount)	$1,800,000
Futures contracts (number of contracts)	500
Forward currency contracts (contract amount)	$135,500,000
Centrally cleared interest rate swap contracts (notional)	$6,000,000
OTC total return swap contracts (notional)	$38,600,000
Centrally cleared total return swap contracts (notional)	$6,700,000
OTC credit default contracts (notional)	$230,000
Centrally cleared credit default contracts (notional)	$3,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$1,098,905	Payables	$1,269,256
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	38,285*	Unrealized depreciation	194,215*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	153,333*	Unrealized depreciation	125,131*
Total		$1,290,523		$1,588,602

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

62 Dynamic Risk Allocation Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$142,840	$142,840
Foreign exchange contracts	(6,596)	—	(653,648)	—	$(660,244)
Equity contracts	—	(382,140)	—	(451,461)	$(833,601)
Interest rate contracts	—	1,536,637	—	2,513,426	$4,050,063
Total	$(6,596)	$1,154,497	$(653,648)	$2,204,805	$2,699,058

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$(103,327)	$(103,327)
Foreign exchange
contracts	—	(527,700)	—	$(527,700)
Equity contracts	15,231	—	(738,925)	$(723,694)
Interest rate contracts	280,606	—	(10,745)	$269,861
Total	$295,837	$(527,700)	$(852,997)	$(1,084,860)

Dynamic Risk Allocation Fund 63

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap
contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTC Total return swap contracts*#	26,017	—	—	—	929	—	3,285	—	—	—	—	—	—	—	—	—	30,231
Centrally cleared total return swap
contracts§	—	—	11,921	—	—	—	—	—	—	—	—	—	—	—	—	—	11,921
Futures contracts§	—	—	—	2,153	—	—	—	—	—	142,929	—	—	—	—	—	—	145,082
Forward currency contracts#	45,727	40,214	—	—	42,165	17,657	56,814	9,756	49,414	—	7,607	97,786	457,370	35,630	213,256	25,509	1,098,905
Total Assets	$71,744	$40,214	$11,921	$2,153	$43,094	$17,657	$60,099	$9,756	$49,414	$142,929	$7,607	$97,786	$457,370	$35,630	$213,256	$25,509	$1,286,139
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	425	—	—	—	—	—	—	—	—	—	—	—	—	—	425
OTC Total return swap contracts*#	25,390	—	—	—	81,053	—	17,115	—	70,601	—	—	—	—	—	—	—	194,159
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	56	—	—	—	—	—	44,274	—	—	—	—	—	—	44,330
Forward currency contracts#	47,052	22,362	—	—	73,877	2,609	152,982	278,038	305,807	—	214,560	25,501	62,002	22,131	44,986	17,349	1,269,256
Total Liabilities	$72,442	$22,362	$425	$56	$154,930	$2,609	$170,097	$278,038	$376,408	$44,274	$214,560	$25,501	$62,002	$22,131	$44,986	$17,349	$1,508,170
Total Financial and Derivative
Net Assets	$(698)	$17,852	$11,496	$2,097	$(111,836)	$15,048	$(109,998)	$(268,282)	$(326,994)	$98,655	$(206,953)	$72,285	$395,368	$13,499	$168,270	$8,160	$(222,031)
Total collateral received (pledged)†##	$10,694	$—	$—	$—	$—	$—	$(109,998)	$(268,282)	$(326,994)	$—	$(161,984)	$72,285	$395,368	$—	$110,000	$—
Net amount	$(11,392)	$17,852	$11,496	$2,097	$(111,836)	$15,048	$—	$—	$—	$98,655	$(44,969)	$—	$—	$13,499	$58,270	$8,160
Controlled collateral received
(including TBA commitments)**	$10,694	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$140,000	$403,098	$—	$110,000	$—	$663,792
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$(122,988)	$(272,973)	$(342,966)	$—	$(161,984)	$—	$—	$—	$—	$—	$(900,911)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $396,960 and $89,992, respectively.

64 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 65

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

66 Dynamic Risk Allocation Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Risk Allocation Fund 67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68 Dynamic Risk Allocation Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
Limited Partnership	Officers	Denere P. Poulack
100 Federal Street	Robert L. Reynolds	Assistant Vice President,
Boston, MA 02110	President	Assistant Clerk, and
Assistant Treasurer
Custodian	James F. Clark
State Street Bank	Vice President, Chief Compliance	Janet C. Smith
and Trust Company	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Legal Counsel	Nancy E. Florek	Principal Accounting Officer,
Ropes & Gray LLP	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
	Governance, Assistant Clerk,	Stephen J. Tate
	and Assistant Treasurer	Vice President and
Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 24, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 24, 2022